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Exhibit 10.1

SCHEDULE 6.6(a)

Minimum Revenues

Period	Minimum Quarterly Revenue (in millions)
March 31, 2000	$35
June 30, 2000	$50
September 30, 2000	$65
December 31, 2000	$80
March 31, 2001	$85
June 30, 2001	$100
September 30, 2001	$120
December 31, 2001	$140
March 31, 2002	$155
June 30, 2002	$180
September 30, 2002	$200
December 31, 2002	$220

; provided, that the minimum quarterly revenue amounts set forth above shall be subject to the Pro Forma Adjustment with respect to each Permitted Acquisition consummated in a Fiscal Year; provided, further, that the Pro Forma Adjustment shall only be made in the event that Permitted Acquisitions consummated in such Fiscal Year result in the aggregate in an additional $50,000,000 of Revenue in such Fiscal Year net of the Revenues associated with any assets or business acquired in a Permitted Acquisition which is disposed of in a transaction that meets the requirements of clause (iv) of the definition of "Asset Sale" (without regard to the dollar limitations set forth therein).

SCHEDULE 6.6(b)

Ratio of Senior Secured Debt to Annualized Adjusted EBITDA

Fiscal Quarter	Ratio
March 31, 2000	12.00:1.00
June 30, 2000	10.00:1.00
September 30, 2000	8.00:1.00
December 31, 2000 and the end of each Fiscal Quarter thereafter	6.00:1.00

SCHEDULE 6.7(a)

Senior Leverage Ratio

Period	Ratio
March 31, 2003	5.00:1.00
June 30, 2003	4.00:1.00
September 30, 2003 and the end of each Fiscal Quarter thereafter	3.00:1.00

SCHEDULE 6.7(b)

Total Leverage Ratio

Period	Ratio
March 31, 2003	10.00:1.00
June 30, 2003	7.00:1.00
September 30, 2003	6.00:1.00
December 31, 2003	5.00:1.00
March 31, 2004 and the end of each Fiscal Quarter thereafter	4.00:1.00

SCHEDULE 6.7(c)

Interest Coverage Ratio

Period	Ratio
March 31, 2003	1.25:1.00
June 30, 2003	1.50:1.00
September 30, 2003	2.00:1.00
December 31, 2003	2.50:1.00
March 31, 2004 and the end of each Fiscal Quarter thereafter	3.00:1.00

SCHEDULE 6.7(d)

Pro Forma Debt Service Coverage Ratio

Period	Ratio
December 31, 2003	1.25:1.00
March 31, 2004 and the end of each Fiscal Quarter thereafter	2.00:1.00

SCHEDULE 6.8

Maximum Consolidated Capital Expenditures

Fiscal Year	Maximum Consolidated Capital Expenditures (in millions)
2000	$500
2001	$500
2002	$400
thereafter	$300

; provided, that 50% of any unutilized amounts in each calendar year may be utilized in the next succeeding Fiscal Year.

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Minimum Revenues
SCHEDULE 6.6(b)
Ratio of Senior Secured Debt to Annualized Adjusted EBITDA
SCHEDULE 6.7(a)
Senior Leverage Ratio
SCHEDULE 6.7(b)
Total Leverage Ratio
SCHEDULE 6.7(c)
Interest Coverage Ratio
SCHEDULE 6.7(d)
Pro Forma Debt Service Coverage Ratio
SCHEDULE 6.8
Maximum Consolidated Capital Expenditures